                                  EXHIBIT 99.1
                             THE SLIDE PRESENTATION

                             Building A New Sterling

                                 John E. Stefan
                                   May 2, 2001



                                                              Sterling Financial
                                                               Corporation Logo



Sterling Financial Board of Directors

Richard H. Albright, Jr.                Terrence L. Hormel
S. Amy Argudo                           David E. Hosler
Robert H. Caldwell                      J. Roger Moyer, Jr.
Bertram F. Elsner                       E. Glenn Nauman
Howard E. Groff                         J. Bradley Scovill
Joan R. Henderson                       W. Garth Sprecher
J. Robert Hess                          John E. Stefan
Calvin G. High                          Glenn R. Walz


                                                              Sterling Financial
                                                               Corporation Logo

Congratulations To Our Retiring Board of Directors!


                               Robert H. Caldwell
                                    1991-2001


                                 J. Robert Hess
                                    1971-2001


                                                              Sterling Financial
                                                               Corporation Logo



                               Sterling Financial
                                Corporation Logo



                                                              Sterling Financial
                                                               Corporation Logo

Meeting Format



- John Stefan - Sterling's Vision
- Greg Lefever - Wealth Management Group
- Roger Moyer - Financials
- Brad Scovill - Conversion & Integration
- Tom Dautrich - Core Banking & Awards
- John Stefan - Annual Meeting & Voting


                                                              Sterling Financial
                                                               Corporation Logo



FORWARD LOOKING STATEMENT DISCLOSURE

In addition to historical information, this presentation contains forward-looking statements, which are subject to certain risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of operations of Sterling, its subsidiaries, or the combined company. Forward looking statements include words such as believes, expects, anticipates and other similar expressions.

Shareholders should note that many factors could affect the future financial results of Sterling, causing those results to differ materially from those expressed in this presentation. These factors include operating, legal and regulatory risks; economic, political and competitive forces impacting our various lines of business; risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful; the success of our merger of Hanover Bancorp, Inc.

Sterling undertakes no obligation to publicly revise or update these forward-looking statements to reflect events that arise after this presentation. Shareholders are reminded of risk factors described in other documents Sterling files with the SEC, including quarterly reports on Form 10-Q and current reports on Form 8-K.


                                                              Sterling Financial
                                                               Corporation Logo

Sterling Financial Corporation


                                      2000              1999
Earnings                         $16,567,000       $17,985,000




                                                              Sterling Financial
                                                               Corporation Logo



Sterling Financial Corporation



                                2000                  1999
Total Assets              $1,726,138,000        $1,556,323,000

                                Year 2000 Growth
                                  $169,815,000



                                                              Sterling Financial
                                                               Corporation Logo

Vision for the Company



      -  Super community banking organization

      - Provide sophisticated products and services of regional banks

      - Maintain personal attention, responsiveness and superior service of a community bank


                                                              Sterling Financial
                                                               Corporation Logo



Newly Expanded Market Encompasses:


      -  Lancaster County, PA
      -  York County, PA
      -  Adams County, PA
      -  Lebanon County, PA
      -  Cecil County, MD
      -  Carroll County, MD


                                                              Sterling Financial
                                                               Corporation Logo

Wide Delivery Channel Network



      -  ATM Network
      -  Internet Banking Services
      -  Direct Banking Call Center
      -  24 hours a day, 7 days a week



                                                              Sterling Financial
                                                               Corporation Logo



Sterling Companies Can Also Provide:


      -  Personal Banking
      -  Business Banking
      -  Wealth Management
      -  Insurance
      -  Leasing


                                                              Sterling Financial
                                                               Corporation Logo

Increasing Shareholder Value

                                                    Target
                                                    ------
EPS Annual Growth                               Greater than 10%

ROAE                                            Greater than 16%

Efficiency Ratio                                Less than 60%


                                                              Sterling Financial
                                                               Corporation Logo



2000 Accomplishments


     -  Integration of Bank of Hanover into the
        Sterling Family

     -  Selection of a new operating system to
        handle all client accounts for all affiliate
        Banks

     -  The increasing visibility of            Sterling Financial
        Sterling as a unit by itself             Corporation Logo

     -  Creation and opening of Bank of
        Lebanon County




                                                              Sterling Financial
                                                               Corporation Logo

Sterling Financial Corporation
  Outstanding Shares (12/31/00) - 12,546,477

        1/1/00 - 12/31/00

               High    -   $30.50   -  1/7/00
               Low     -   $12.25   -  6/29/00
               Close   -   $15.00   -  12/31/00

Total Trades - 4,922

Volume - 2,198,540 - 17.5% of outstanding

Average Daily Trades - 20

Average Number of Shares - 8,724

Average Trade Size - 436


                                                              Sterling Financial
                                                                Corporation Logo



PA BANKS

--------------------------------------------------------------------------------------
                                BANK VALUATION MEDIANS
                                    March 31, 2001


                                     YIELD       PRICE/TBV     PRICE/SBV      P/E '01E
--------------------------------------------------------------------------------------
New England                          2.99%         142%          129%          10.06
New Jersey                           2.68%         188%          165%          14.52
New York                             3.10%         194%          168%          11.98
Pennsylvania                         3.72%         163%          150%          12.97
  Region (all areas above)           3.11%         162%          156%          11.74
Top 100 Banks                        2.90%         243%          209%          12.42
======================================================================================
STERLING                             3.64%         190%          188%          13.74*

[Performance Line Graph]   YEAR TO DATE PRICE CHANGE
                                (MARCH 31, 2001)

                        NASDAQ Bank Index            -3%
                        Regional Bank Index          -7%
                        PA Banks                    -10%


*NOTE: 2001 EARNINGS ESTIMATE IS BASED ON FIRST QUARTER EARNINGS PER SHARE
       ANNUALIZED

Key Attributes of Sterling

      -     Growing market share in an attractive market area

      -     Strong asset quality

      -     Emphasis on fee income generation

      -     A goal oriented management team


                                     EQUALS
                        Superior Fundamental Performance
                          Increasing Shareholder Value


                                                              Sterling Financial
                                                                Corporation Logo



                                  Greg Lefever

                            Executive Vice President,
                            Wealth Management Group


                                                              Sterling Financial
                                                                Corporation Logo

                                BANK OF HANOVER

                           INVESTMENT SERVICES GROUP

                         BANK OF LANCASTER COUNTY, N.A.
                            WEALTH MANAGEMENT GROUP


                                                              Sterling Financial
                                                                Corporation Logo



                               Sterling Financial
                               Trust Company Logo


                                                              Sterling Financial
                                                                Corporation Logo

Reasons For Reorganization

      -     Enhance business, marketing and client service focus

      -     Be more efficient than operating duplicate systems

      - Permit implementation of a common operating platform for product and service delivery

      - Enhance responsiveness to clients through streamlined decision making with local contact

      -     Clearly identify managerial responsibility and accountability


                                                              Sterling Financial
                                                                Corporation Logo


As of 12/31/00
                                 Bank of Hanover
                            Investment Services Group

                            Assets............ $227,000,000
                            Income............ $1,193,824
                            Employees......... 12


                         Bank of Lancaster County, N.A.
                             Wealth Management Group

                            Assets............ $660,000,000
                            Income............ $3,124,459
                            Employees......... 27


                                                              Sterling Financial
                                                                Corporation Logo

                               Sterling Financial
                                  Trust Company

                    Assets.............$887,000,000
                    Income...............$4,318,000
                    Employees............39


                                                              Sterling Financial
                                                                Corporation Logo



Sterling Financial Trust Company



      -     Projected $200,000 in vendor expense savings


      -     Target Goal - 40% return on revenue by 2003


                                                              Sterling Financial
                                                                Corporation Logo

Sterling Financial Trust Company

      -     Offices

            -     Gettysburg

            -     Hanover

            -     Lancaster

            -     Lebanon

            -     North East, MD

            -     York


                                                              Sterling Financial
                                                                Corporation Logo



Sterling Financial Trust Company


Goal:

To be the dominant provider of trust and financial services in South Central Pennsylvania and North East / Central Maryland through our 49 community banking offices


                                                              Sterling Financial
                                                                Corporation Logo

                                   ROGER MOYER

                        Senior Executive Vice President,
                             Chief Operating Officer


                                                              Sterling Financial
                                                                Corporation Logo



Year 2000

-     Strong Asset Growth - 10.9%

-     Strong Loan Growth - 7.9%

-     Strong Deposit Growth - 10.2%

-     Strong Non-Interest Income Growth - 11.8%

-     Strong Loan Quality

-     Intense competition for loans and deposits

-     Focus on revenue generation and merger integration

- Actual earnings impacted by margin pressure and merger related expenses and restructuring charges


                                                              Sterling Financial
                                                                Corporation Logo

                                Operating Income


                   Excludes merger related and restructuring
                               charges, net of tax


                                                              Sterling Financial
                                                                Corporation Logo



Breakdown Year 2000 Charges


       Total - $2,898,000 (before tax)
       Merger Related - $1,426,000
       Restructuring Fees - $1,472,000


                                                              Sterling Financial
                                                                Corporation Logo

                          Projected Annual Savings of
                                   $1,500,000


      -     33% projected for 2001

      -     100% projected for 2002 and beyond


                                                              Sterling Financial
                                                                Corporation Logo



                                   2000           1999               % Change
                                   ----           ----               --------

Net Income ..............       $16,567,000      $17,985,000          -7.9%


Operating Income ........       $18,831,000      $18,359,000          2.6%


                                                              Sterling Financial
                                                                Corporation Logo

Per Share Earnings


                         2000           1999         % Change
                         ----           ----         --------
Earnings ............    $1.32          $1.43          -7.7%


Operating Earnings ..    $1.50          $1.46            2.7%


                                                              Sterling Financial
                                                                Corporation Logo



Profitability Ratios


                                             2000             1999
                                             ----             ----
Return on Average Assets ............        1.02%           1.19%
Operating Return on Average Assets...        1.16%           1.21%
Return on Average Equity ............       12.99%          14.43%
Operating Return on Average Equity ..       14.77%          14.73%


                                                              Sterling Financial
                                                                Corporation Logo

                       Operating Return On Average Equity*

 1996              1997              1998              1999              2000
 ----              ----              ----              ----              ----
13.37%            13.48%            13.76%            14.73%            14.77%


*Excludes merger related and restructuring charges, net of tax, of $2,264,000 and $374,000 for the years ended December 31, 2000 and 1999


                                                              Sterling Financial
                                                                Corporation Logo



                                Operating Income*
                                 (In Thousands)

  1996               1997               1998               1999               2000
  ----               ----               ----               ----               ----
$14,087            $14,963            $16,594            $18,359            $18,831


*Excludes merger related and restructuring charges, net of tax, of $2,264,000 and $374,000 for the years ended December 31, 2000 and 1999


                                                              Sterling Financial
                                                                Corporation Logo

                               Operating Earnings Per Share*

  1996         1997         1998         1999         2000
  ----         ----         ----         ----         ----
$1.10         $1.18        $1.32        $1.46        $1.50


*Excludes merger related and restructuring charges, net of tax, of $2,264,000 and $374,000 for the years ended December 31, 2000 and 1999


                                                              Sterling Financial
                                                                Corporation Logo



                                 Cash Dividends
                                   (Per Share)

  1996             1997              1998              1999               2000
  ----             ----              ----              ----               ----
$0.550            $0.625            $0.664            $0.721            $0.750


                                                              Sterling Financial
                                                                Corporation Logo

                                     Assets
                            Years Ended December 31,
                                 (In Thousands)

   1996                    1997                    1998                    1999                   2000
   ----                    ----                    ----                    ----                   ----
$1,183,739              $1,319,648              $1,466,105              $1,556,323              $1,726,138


                                                              Sterling Financial
                                                                Corporation Logo



First Quarter 2001

                                 2001                  2000             % Change
                                 ----                  ----             --------
Net Income                 $    4,744,000         $    4,679,000          1.4%

Earnings Per Share         $          .38         $          .37          2.7%

Total Assets               $1,765,916,000         $1,587,917,000         11.2%

Total Loans                $1,040,370,000         $  975,416,000          6.7%

Total Deposits             $1,455,744,000         $1,337,297,000          8.9%


                                                              Sterling Financial
                                                                Corporation Logo

                                  Brad Scovill

                     President and Chief Executive Officer,
                       Bank of Hanover and Trust Company

                                                              Sterling Financial
                                                                Corporation Logo

Building The "New Sterling"

-        Profitable customer relationships

-        Centralized support / local sales & delivery

-        Flatten the organizational chart

-        Efficiency ratio below 60%

-        Business case decision-making model

-        Commonality

         -        Financial measurement tools

         -        Products and flexible delivery

         -        Platforms and systems

                                                              Sterling Financial
                                                                Corporation Logo

2001 Technology Initiatives

         -        Core processing conversion / consolidation

                                                              Sterling Financial
                                                                Corporation Logo

         "Your team has far exceeded our testing expectations. They have put processes in place to perform the tasks on a daily basis and to verify and balance the output. Your bank has done the best job of testing that I have seen in the thirty years that I have been involved with data conversions."

                                    - Sandy Freeman, Conversion Leader, Fiserv


                                                              Sterling Financial
                                                                Corporation Logo

2001 Technology Initiatives

         -        Core processing conversion / consolidation

         -        Internet banking and bill payment

         -        Upgrade internal reporting and imaging

         -        Enhance platform and delivery systems

         -        Start data warehousing


                                                              Sterling Financial
                                                                Corporation Logo


Successful Integration

         - Efficient coordination of delivery channels- branches, ATM's, ACH, cash management, internet and telephone banking

         -        Leading (not bleeding) edge tools for staff to serve customers

         -        Powerful, flexible platform to grow Sterling

         -        Improved processes with permanent cost savings

         -        Affiliates focused on Relationship Management

                                                              Sterling Financial
                                                                Corporation Logo

                                  Tom Dautrich

                      President, Bank of Lancaster County

                                                              Sterling Financial
                                                                Corporation Logo



Core Banking - Sterling Style

         -        Unique Branding - promise of customer focus

         -        Customer Relationship Model - unique bank delivery plans

         -        Centralized Construction of Business Tools

                                                              Sterling Financial
                                                                Corporation Logo

Internally Generated Growth

                                                  Percent Growth 1999-2000
                                             -----------------------------------
                                                                    Non-interest
                                             Deposits     Loans        Income*
                                             --------     -----     ------------
Bank of Lancaster County .................     8.95%      10.62%       11.75%

Bank of Hanover ..........................     8.68%       3.98%        3.68%

First National Bank of North East ........     7.39%      12.80%       21.66%

Total - Banking Subsidiaries .............     8.75%       8.52%       10.99%


* Excludes gain on sale of real estate

                                                              Sterling Financial
                                                                Corporation Logo


Sterling Risk Elements

                                                12/31/00            03/31/01
Non-Performing Loans.........                  $6,098,000          $9,507,000

Allowance for Loan Losses to
Non-Performing Loans.........                      192%                118%

Allowance for Loan Losses to
Total Loans..................                     1.13%               1.07%

                                                              Sterling Financial
                                                                Corporation Logo

                               Robert S. Graybill
                              Better Banker Award

                                                              Sterling Financial
                                                                Corporation Logo



Bank of Lancaster County Better Banker Award

                                  Jenny Miller
                                     Picture


                                  Jenny Miller
                              Market Team Officer


                                                              Sterling Financial
                                                                Corporation Logo

                                 Bank of Hanover
                              Golden Beehive Award


                                                              Sterling Financial
                                                                Corporation Logo



Bank of Hanover Golden Beehive Awards


                                  Cheryl Small
                                     Picture


                                  Cheryl Small
                               Marketing Officer



                                 Ellen Bevenour
                                     Picture


                                 Ellen Bevenour
                                Human Resources /
                          Marketing Admin. Assistant



                                  Deb Bollinger
                                     Picture


                                 Deb Bollinger
                                 Loan Operations
                                   Coordinator



                                  Mary Kay Hall
                                     Picture


                                 Mary Kay Hall
                                 Quality Service
                                     Manager



                                    Sue Moul
                                     Picture


                                    Sue Moul
                              Call Center Manager


                                                              Sterling Financial
                                                                Corporation Logo

                             William M. Musser, Jr.
                              Friendly First Award


                                                              Sterling Financial
                                                                Corporation Logo


Bank of Lancaster County Friendly First Award


                                   Dale Shenk
                                     Picture


                                   Dale Shenk
                               Facilities Manager

                                                              Sterling Financial
                                                                Corporation Logo

                                   QUESTIONS?


                                                              Sterling Financial
                                                                Corporation Logo


                               Sterling Financial
                                Corporation Logo


                                                              Sterling Financial
                                                                Corporation Logo